UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 18, 2014, TransAtlantic Petroleum Ltd. (the “Company”) filed a Form 8-K to report that the Company, through the Company’s wholly-owned subsidiary TransAtlantic Holdings B.C. Ltd., acquired all of the shares of Stream Oil & Gas Ltd. (“Stream”). This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 hereto and incorporated by reference herein are the audited consolidated financial statements of Stream along with the report of the independent auditors as follows:

•	Audited Consolidated Statement of Financial Position as of November 30, 2013.
•	Audited Consolidated Statements of Changes in Shareholders’ Equity as of November 30, 2013.
•	Audited Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended November 30, 2013.
•	Audited Consolidated Statements of Cash Flows for the year ended November 30, 2013.
•	Notes to the consolidated financial statements.

Attached as Exhibit 99.2 hereto and incorporated by reference herein are the unaudited amended condensed consolidated interim financial statements of Stream as follows:

•	Unaudited Amended Condensed Consolidated Statement of Financial Position as of August 31, 2014.
•	Unaudited Amended Condensed Consolidated Statements of Changes in Shareholders’ Equity as of August 31, 2014.
•	Unaudited Amended Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the three and nine months ended August 31, 2014 and 2013.
•	Unaudited Amended Condensed Consolidated Statements of Cash Flows for the nine months ended August 31, 2014 and 2013.
•	Notes to the amended condensed consolidated interim financial statements.
(b)	Pro Forma Financial Information.

Attached as Exhibit 99.3 hereto and incorporated by reference herein are the unaudited pro forma condensed consolidated financial statements of the Company as follows:

•	Unaudited pro forma consolidated balance sheet as of September 30, 2014.
•	Unaudited pro forma consolidated statements of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014.
(c)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Davidson & Company LLP.
99.1	Consolidated Financial Statements of Stream as of and for the Year Ended November 30, 2013.
99.2	Unaudited Amended Condensed Consolidated Interim Financial Statements of Stream as of and for the Three and Nine Months Ended August 31, 2014 and 2013.
99.3

Unaudited Pro Forma Consolidated Balance Sheet of TransAtlantic Petroleum Ltd. as of September 30, 2014 and the Unaudited Pro Forma Consolidated Statements of Operations of TransAtlantic Petroleum Ltd. for the Year Ended December 31, 2013 and for the Nine Months Ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2015

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Matthew W. McCann
Matthew W. McCann
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Davidson & Company LLP.
99.1	Consolidated Financial Statements of Stream as of and for the Year Ended November 30, 2013.
99.2	Unaudited Amended Condensed Consolidated Interim Financial Statements of Stream as of and for the Three and Nine Months Ended August 31, 2014 and 2013.
99.3

Unaudited Pro Forma Consolidated Balance Sheet of TransAtlantic Petroleum Ltd. as of September 30, 2014 and the Unaudited Pro Forma Consolidated Statements of Operations of TransAtlantic Petroleum Ltd. for the Year Ended December 31, 2013 and for the Nine Months Ended September 30, 2014.